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                                EXHIBIT 10.2.17


               Lease Agreement dated June 28, 1996 by and between
   Sunstone Hotel Investors, L.P., as lessor, and Sunstone Hotel Properties, Inc., as lessee, for the Holiday Inn hotel located in Renton, Washington.


        The following lists the material differences between the Percentage Lease filed as Exhibit 10.2.1 to the Company's Registration Statement
No. 33-84346 and the Percentage Lease identified by the Exhibit number below and is being filed pursuant to Instruction 2 to Item 601 of Regulation S-K.


                                    Annual
Percentage Lease                     Base                Percentage Rent
  Description                        Rent                    Formula
- ----------------                   --------           ----------------------
Lease Agreement dated as of         810,000           30% of room revenue up
June 28, 1996 by and between                          to $2,700,000, plus 62%
Sunstone Hotel Investors, L.P.,                       of room revenue in excess
as lessor, and Sunstone Hotel                         of $2,700,000, plus 100%
Properties, Inc., as lessee,                          of sublease and concession
for the Holiday Inn Hotel                             revenue and other net
located in Renton, Washington                         revenue